UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2007
Discover Card Master Trust I

(Exact name of issuing entity as specified in charter)
Discover Bank

(Exact name of sponsor and depositor as specified in charter)

Delaware	000-23108	51-0020270

(State of Organization)	(Commission File Number)	(IRS Employer Identification No.)

c/o Discover Bank 12 Read’s Way New Castle, Delaware	19720

(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (302) 323-7434
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.05 Securities Act Updating Disclosure
     As of June 1, 2007 (the “Addition Date”), Discover Bank, on behalf of the holder of the Seller Certificate, designated certain Discover Card accounts (the “Additional Accounts”) originated by Discover Bank to be added to Discover Card Master Trust I (the “Trust”) as Accounts pursuant to Section 2.10(b) of the Amended and Restated Pooling and Servicing Agreement, dated as of November 3, 2004, as amended (the “Pooling and Servicing Agreement”), between Discover Bank, as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee. Capitalized terms used in this Item 6.05 and not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.
     The Additional Accounts were selected in a random manner intended to produce a representative sample of all Discover Card accounts not segregated from the Discover Card portfolio as of the Addition Date. Before giving effect to the Additional Accounts, the Receivables in the Accounts totaled $35,297,014,676.51 as of May 31, 2007, and the total number of Accounts was 33,644,970. After giving effect to the Additional Accounts, the Receivables in the Accounts totaled $37,327,387,468.23 on the Addition Date, and the total number of Accounts was 35,037,145. After giving effect to the Additional Accounts, the average account balance was $2,478 (using 15,060,539 active accounts for which cardmembers had a balance, a monetary transaction or authorization within the past month) and the average credit limit was $8,848 on the Addition Date.
     We have set forth information below about the Accounts that are part of the Trust. Account information dated as of May 31, 2007, includes the Additional Accounts to the extent applicable.
     Geographic Distribution. The Accounts that are part of the Trust are not highly concentrated geographically. As of May 31, 2007, the following nine states had the largest Receivables balances and comprised over 50% of the Receivables:

Percentage of
State	Total Receivables
California	9.4%
Texas	8.6%
New York	6.7%
Florida	5.8%
Illinois	5.6%
Pennsylvania	4.9%
Ohio	4.6%
Michigan	3.7%
New Jersey	3.5%
Other States	47.2%

Total	100.0%

     Since the largest amounts of outstanding Receivables were with cardholders’ whose billing addresses were in California, Texas, New York, Florida, Illinois, Pennsylvania, Ohio, Michigan and New Jersey, adverse changes in the business or economic conditions in these states could have an adverse effect on the performance of the receivables.

     Credit Limit Information. As of May 31, 2007, the Accounts had the following credit limits:

	Receivables	Percentage		Percentage of
	Outstanding	of Total	Number of	Total
Credit Limit	($000’s)	Receivables	Accounts	Accounts
Less than or equal to $5,000.00	$4,416,340	11.9%	8,577,050	24.5%
$5,000.01 to $10,000.00	$13,182,557	35.3%	13,313,657	38.0%
$10,000.01 to $15,000.00	$15,165,721	40.6%	11,694,527	33.4%
Over $15,000.00	$4,562,769	12.2%	1,451,911	4.1%

Total	$37,327,387	100.0%	35,037,145	100.0%

     Account Balance Information. As of May 31, 2007, the Accounts had the following balances:

	Receivables	Percentage		Percentage of
	Outstanding	of Total	Number of	Total
Account Balance	($000’s)	Receivables	Accounts	Accounts
Credit Balance	$(34,919)	-0.1%	531,010	1.5%
No Balance	$—	0.0%	21,023,646	60.0%
$0.01 to $5,000.00	$14,653,714	39.3%	10,773,707	30.7%
$5,000.01 to $10,000.00	$14,594,042	39.1%	2,059,067	5.9%
$10,000.01 to $15,000.00	$6,937,747	18.6%	582,204	1.7%
Over $15,000.00	$1,176,803	3.1%	67,511	0.2%

Total	$37,327,387	100.0%	35,037,145	100.0%

     Seasoning. As of May 31, 2007, 94.3%, of the Accounts were at least 24 months old. The ages of the Accounts as of May 31, 2007, were distributed as follows:

	Percentage of	Percentage of
Age of Accounts	Total Accounts	Total Receivables
Less than 12 Months	2.3%	4.9%
12 to 23 Months	3.4%	4.8%
24 to 35 Months	3.7%	4.0%
36 to 47 Months	3.1%	3.0%
48 to 59 Months	5.1%	5.3%
60 Months and Greater	82.4%	78.0%

Total	100.0%	100.0%

     Delinquency Information. As of May 31, 2007, the Accounts in the trust had the following delinquency statuses:

	Receivables	Percentage
	Outstanding	of Total
	($000’s)	Receivables
Total Receivables	$37,327,387	100.00%
Receivables Delinquent:
30 to 59 Days	$350,566	0.94%
60 to 89 Days	$254,661	0.68%
90 to 119 Days	$215,434	0.58%
120 to 149 Days	$183,926	0.49%
150 to 179 Days	$174,405	0.47%
Over 180 Days	$—	0.00%

Total Delinquent	$1,178,992	3.16%

		Percentage
	Number of	of Total
	Accounts	Accounts
Total Accounts	35,037,145	100.00%
Accounts Delinquent:
30 to 59 Days	68,708	0.20%
60 to 89 Days	44,035	0.13%
90 to 119 Days	33,989	0.10%
120 to 149 Days	27,998	0.08%
150 to 179 Days	25,871	0.07%
Over 180 Days	0	0.00%

Total Delinquent	200,601	0.58%

     Minimum Monthly Payment and Full Balance Payment Rates. Discover Bank calculates the monthly rate of cardmembers that made only the contractual monthly minimum payment due as a percentage of the total accounts as of the beginning of the month. Discover Bank calculates the monthly rate of cardmembers that paid their full balance due as a percentage of the total accounts as of the beginning of the month. The rates below are the average of monthly rates for the five months ended May 31, 2007.

5 Months
Ended
May 31,
2007
Minimum Monthly Payment Rate	4.32%
Full Balance Payment Rate	14.43%
     Balance Reductions. The accounts designated for the master trust may have balance reductions granted for a number of reasons, including merchandise refunds, returns, and fraudulent charges. As of the five months ended May 31, 2007, the average monthly balance reduction rate for the accounts designated for the master trust attributable to such returns and cardmember fraud was 0.59%.

Distribution of the Accounts by FICO® Score
     FICO® Credit Score Information. A FICO® score is a measurement derived from a proprietary credit scoring method owned by Fair, Isaac & Co. Credit to determine the likelihood that credit users will pay their bills. Although Fair, Isaac & Co. Credit discloses only limited information about the variables it uses to assess credit risk, those variables likely include, but are not limited to, debt level, credit history, payment patterns (including delinquency experience), and level of utilization of available credit. FICO® scores for any one individual may be determined by up to three independent credit bureaus. In determining whether to grant credit to a potential account holder, Discover Bank uses a FICO® score as reported by one particular credit bureau. Therefore, certain FICO® scores for an individual account holder based upon information collected by other credit bureaus could be different from the FICO® score used by Discover Bank. FICO® scores of an individual may change over time, depending on the conduct of the individual, including the individual’s usage of his or her available credit, and changes in credit score technology used by Fair, Isaac & Co. Credit.
     FICO® scores are based on independent, third-party information, the accuracy of which we cannot verify. Discover Bank does not use standardized credit scores, such as a FICO® score, alone to determine the credit limit or other terms that are approved or applied on an account. Rather, a FICO® score is one of many factors used by Discover Bank to assess an individual’s credit and default risk prior to initially approving an account or changing the terms of an account. To the extent available, FICO® scores are generally obtained at origination of the account and monthly or quarterly thereafter. Because the composition of the accounts designated for the trust may change over time, this table is not necessarily indicative of FICO® scores at origination of the accounts or the composition of the accounts in the trust at any specific time thereafter.
     As of May 31, 2007, the Accounts had the following FICO scores:

	Receivables
	Outstanding	Percentage of
FICO Credit Score Range	($000)	Total Receivables
No Score	$368,682	0.99%
Less than 600	$4,227,117	11.32%
600 to 659	$5,382,142	14.42%
660 to 719	$11,937,625	31.98%
720 and above	$15,411,821	41.29%

Total	$37,327,387	100.00%

     Performance information, such as summary yield, charge-offs and payment rate is not available for the Additional Accounts prior to the Addition Date. The performance information for the Accounts in the Trust, including the Additional Accounts, will be made available in connection with the Trust’s Form 10-D filings, beginning with the June 2007 distribution period.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Card Master Trust I (Registrant)
	By:	Discover Bank
(Depositor)

Date: June 6, 2007	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer